Exhibit 99

Wells Fargo & Company's financial results for the quarter ended March 31, 1999

         Wells Fargo & Company reported net income of $884 million for the first quarter of 1999, compared with $684 million for the first quarter of 1998, an increase of 29 percent. Diluted earnings per common share for the quarter were $.53, compared with $.41 for the first quarter of 1998, an increase of 29 percent. Return on average assets was 1.80 percent and return on average common equity was 17.33 percent for the first quarter of 1999, compared with 1.51 percent and 14.20 percent, respectively, for the first quarter of 1998.

         Diluted cash earnings for the first quarter of 1999 were $.61 per share, compared with $.50 for the first quarter of 1998. Cash return on average assets was 2.17 percent and cash return on average tangible common equity was
34.38 percent for the first quarter of 1999, compared with 1.91 percent and
31.99 percent, respectively, for the first quarter of 1998. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible (related primarily to the 1996 acquisition of First Interstate Bancorp).

         "We're very pleased with the company's financial performance in the first quarter," said Richard M. Kovacevich, Wells Fargo's president and chief executive officer. "Both net income and diluted earnings per share increased over 29 percent from the first quarter of 1998. We believe this financial performance is indicative of the progress so far in combining Wells Fargo and Norwest and is consistent with our earnings objectives. Thanks to the hard work of thousands of our team members across the franchise, our plan to integrate systems continues to be on schedule. We are taking a deliberate, measured approach with a goal of flawless execution."

         On November 2, 1998, Wells Fargo & Company (the former Wells Fargo) merged with WFC Holdings Corporation (WFC Holdings), a wholly-owned subsidiary of Norwest Corporation. In connection with the merger, Norwest Corporation changed its name to "Wells Fargo & Company." The merger was accounted for as a pooling of interests and, accordingly, the information included in this release presents the combined results of Wells Fargo & Company and its subsidiaries (the Company) as if the merger had been in effect for all periods presented.

         Net interest income on a taxable-equivalent basis was $2,281 million in the first quarter of 1999, compared with $2,210 million for the same quarter a year ago. The Company's net interest margin for the first quarter of 1999 was
5.58 percent, compared with 5.87 percent in the same quarter of 1998. The decrease in the net interest margin was primarily due to lower yields on consumer and commercial loans as well as higher balances of lower yielding investment securities and mortgages held for sale, partially offset by decreased rates on consumer deposits.

         Noninterest income in the first quarter of 1999 was $1,727 million, compared with $1,533 million in the same quarter of 1998. The increase was primarily due to net gains on sales of mortgages, net venture capital gains and higher trust and investment fees and commissions. A significant portion of the increase was offset by higher amortization of mortgage servicing rights.

         Noninterest expense in the first quarter of 1999 was $2,342 million, compared with $2,296 million in the first quarter of 1998, an increase of 2 percent. The efficiency ratio was reduced to 58.7 percent for the first quarter of 1999, compared with 61.6 percent for the same quarter of 1998.

         The loan loss provision was $270 million for the first quarter of 1999, compared with $305 million for the same period in 1998. Net charge-offs totaled $273 million, or 1.03 percent of average loans (annualized), in the first quarter of 1999. Net charge-offs totaled $310 million, or 1.19 percent of average loans (annualized), for the first quarter of 1998.

         At March 31, 1999, the allowance for loan losses of $3,161 million was
2.92 percent of total loans, compared with 2.90 percent at December 31, 1998 and
2.92 percent at March 31, 1998. Total nonaccrual and restructured loans were $704 million at March 31, 1999, compared with $710 million at December 31, 1998 and $721 million at March 31, 1998.

------------------------------------------------------------------------------
The following appears in accordance with the Securities Litigation Reform Act:

This discussion of financial results includes forward-looking statements about the Company's financial condition, results of operations, plans, objectives and future performance and business. These statements generally include the words "believe," "expect," "anticipate," "estimate," "may," "will" or similar expressions that suggest the statements are forward looking in nature.

These forward-looking statements involve inherent risks and uncertainties. The Company cautions readers that a number of factors--many of which are beyond the control of the Company--could cause actual results to differ materially from those in the forward-looking statements. Among these factors are changes in political and economic conditions, interest rate fluctuations, technological changes (including the "Year 2000" data systems compliance issue), customer disintermediation, competitive product and pricing pressures in the Company's geographic and product markets, equity and fixed income market fluctuations, personal and commercial customers' bankruptcies, inflation, changes in law, changes in fiscal, monetary, regulatory and tax policies, monetary fluctuations, credit quality and credit risk management, mergers and acquisitions, the integration of merged and acquired companies, and success in gaining regulatory approvals when required.

Also, actual results may differ materially from those in the forward-looking statements because of factors relating to the combination of the former Wells Fargo and the former Norwest Corporation, including the following: expected cost savings from the merger are not fully realized within the expected time frame or additional or unexpected costs are incurred; and costs or difficulties related to the integration of the former Wells Fargo and the former Norwest Corporation are greater than expected.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    % Change
                                                                                       Quarter ended     March 31, 1999 from
                                                   -------------------------------------------------     --------------------
                                                       MARCH 31,          Dec. 31,          March 31,   Dec. 31,    March 31,
(in millions, except per share amounts)                    1999              1998               1998       1998         1998
-----------------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER
Net income (loss)                                      $    884          $   (194)          $    684         -- %         29%
Net income (loss) applicable to common stock                875              (203)               675         --           30

Earnings (loss) per common share                       $    .53          $   (.12)          $    .42         --           26
Diluted earnings (loss) per common share                    .53              (.12)               .41         --           29

Dividends declared per common share                        .185              .185               .165         --           12

Average common shares outstanding                       1,647.1           1,642.4            1,615.7         --            2
Diluted average common shares outstanding               1,664.2           1,642.4            1,639.1          1            2

Profitability ratios (annualized)
   Net income to average total assets (ROA)                1.80%               --%              1.51%        --           19
   Net income applicable to common stock to
     average common stockholders' equity (ROE)            17.33                --              14.20         --           22

Efficiency ratio (1)                                       58.7%             90.2%              61.6%       (35)          (5)

Average loans                                          $107,834          $107,324           $105,398         --            2
Average assets                                          198,723           197,772            183,267         --            8
Average core deposits                                   128,133           127,810            121,247         --            6

Net interest margin                                        5.58%             5.60%              5.87%        --           (5)

NET INCOME AND RATIOS EXCLUDING
   GOODWILL AND NONQUALIFYING CORE DEPOSIT
   INTANGIBLE AMORTIZATION AND BALANCES
   ("CASH" OR "TANGIBLE") (2)
Net income (loss) applicable to common stock           $  1,008          $    (66)          $    812         --           24
Earnings (loss) per common share                            .61              (.04)               .50         --           22
Diluted earnings (loss) per common share                    .61              (.04)               .50         --           22
ROA                                                        2.17%               --%              1.91%        --           14
ROE                                                       34.38                --              31.99         --            7
Efficiency ratio                                           54.9              86.1               57.3        (36)          (4)

AT QUARTER END
Securities available for sale                          $ 35,801          $ 31,997           $ 31,148         12           15
Loans                                                   108,108           107,994            105,141         --            3
Allowance for loan losses                                 3,161             3,134              3,066          1            3
Goodwill                                                  7,747             7,664              7,970          1           (3)
Assets                                                  201,430           202,475            190,853         (1)           6
Core deposits                                           127,996           132,289            125,528         (3)           2
Common stockholders' equity                              20,817            20,296             19,311          3            8
Stockholders' equity                                     21,276            20,759             19,772          2            8

Capital ratios
   Common stockholders' equity to assets                  10.33%            10.02%             10.12%         3            2
   Stockholders' equity to assets                         10.56             10.25              10.36          3            2
   Risk-based capital (3)
     Tier 1 capital                                        8.30              8.08               8.19          3            1
     Total capital                                        11.05             10.90              11.15          1           (1)
   Leverage (3)                                            6.75              6.58               6.74          3           --

Book value per common share                            $  12.60          $  12.35           $  11.99          2            5

Staff (active, full-time equivalent)                     91,352            92,178             89,376         (1)           2

COMMON STOCK PRICE
High                                                   $  40.44          $  40.88           $  43.88         (1)          (8)
Low                                                       32.13             30.19              34.75          6           (8)
Quarter end                                               35.06             39.94              41.56        (12)         (16)
-----------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.
(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency ratio, net of applicable taxes. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $29 million and $863 million, respectively, for the quarter ended March 31, 1999. Goodwill amortization and average balance (which are not tax effected) were $104 million and $7,734 million, respectively, for the quarter ended March 31, 1999.
(3)  The March 31, 1999 ratios are preliminary.

         Wells Fargo & Company and Subsidiaries
         CONSOLIDATED STATEMENT OF INCOME

         ---------------------------------------------------------------------------------------------
                                                                    Quarter ended March 31,
                                                                   -----------------------           %
         (in millions, except per share amounts)                      1999            1998      Change
         ---------------------------------------------------------------------------------------------
         INTEREST INCOME
(1)      Securities available for sale                            $    510        $    459          11%
(2)      Mortgages held for sale                                       258             170          52
(3)      Loans held for sale                                            99              91           9
(4)      Loans                                                       2,579           2,661          (3)
(5)      Other interest income                                          42              58         (28)
                                                                  --------        --------
(6)          Total interest income                                   3,488           3,439           1
                                                                  --------        --------
         INTEREST EXPENSE
(7)      Deposits                                                      717             777          (8)
(8)      Short-term borrowings                                         208             171          22
(9)      Long-term debt                                                283             272           4
(10)     Guaranteed preferred beneficial interests
           in Company's subordinated debentures                         14              25         (44)
                                                                  --------        --------
(11)        Total interest expense                                   1,222           1,245          (2)
                                                                  --------        --------
(12)     NET INTEREST INCOME                                         2,266           2,194           3
(13)     Provision for loan losses                                     270             305         (11)
                                                                  --------        --------
         Net interest income after
(14)       provision for loan losses                                 1,996           1,889           6
         NONINTEREST INCOME
(15)     Service charges on deposit accounts                           344             305          13
(16)     Trust and investment fees and commissions                     300             259          16
(17)     Credit card fee revenue                                       132             121           9
(18)     Other fees and commissions                                    238             221           8
(19)     Mortgage banking                                              327             276          18
(20)     Insurance                                                      85              95         (11)
(21)     Net venture capital gains                                     112              59          90
(22)     Net gains (losses) on securities available for sale            (2)             19          --
(23)     Other                                                         191             178           7
                                                                  --------        --------
(24)         Total noninterest income                                1,727           1,533          13
                                                                  --------        --------
         NONINTEREST EXPENSE
(25)     Salaries                                                      725             684           6
(26)     Incentive compensation                                        134             135          (1)
(27)     Employee benefits                                             199             188           6
(28)     Equipment                                                     191             184           4
(29)     Net occupancy                                                 186             189          (2)
(30)     Goodwill                                                      104             104          --
(31)     Core deposit intangible                                        52              63         (17)
(32)     Net losses on dispositions of premises and equipment            2               7         (71)
(33)     Other                                                         749             742           1
                                                                  --------        --------
(34)         Total noninterest expense                               2,342           2,296           2
                                                                  --------        --------
(35)     INCOME BEFORE INCOME TAX EXPENSE                            1,381           1,126          23
(36)     Income tax expense                                            497             442          12
                                                                  --------        --------
(37)     NET INCOME                                               $    884        $    684          29%
                                                                  --------        --------       -----
                                                                  --------        --------       -----
(38)     NET INCOME APPLICABLE TO
           COMMON STOCK                                           $    875        $    675          30%
                                                                  --------        --------       -----
                                                                  --------        --------       -----
(39)     EARNINGS PER COMMON SHARE                                $    .53        $    .42          26%
                                                                  --------        --------       -----
                                                                  --------        --------       -----
(40)     DILUTED EARNINGS PER COMMON SHARE                        $    .53        $    .41          29%
                                                                  --------        --------       -----
                                                                  --------        --------       -----
(41)     DIVIDENDS DECLARED PER COMMON SHARE                      $   .185        $   .165          12%
                                                                  --------        --------       -----
                                                                  --------        --------       -----
(42)     Average common shares outstanding                         1,647.1         1,615.7           2%
                                                                  --------        --------       -----
                                                                  --------        --------       -----
(43)     Diluted average common shares outstanding                 1,664.2         1,639.1           2%
                                                                  --------        --------       -----
                                                                  --------        --------       -----
-------------------------------------------------------------------------------------------------------

       Wells Fargo & Company and Subsidiaries
       CONSOLIDATED BALANCE SHEET

        ------------------------------------------------------------------------------------------------------------------------
                                                                                                                        % Change
                                                                                                             March 31, 1999 from
                                                                                                             -------------------
                                                                  MAR. 31,       Dec. 31,      Mar. 31,      Dec. 31,    Mar. 31,
       (in millions, except shares)                                  1999           1998          1998          1998        1998
       -------------------------------------------------------------------------------------------------------------------------
         ASSETS
 (1)     Cash and due from banks                                 $ 11,364       $ 12,731      $ 12,977           (11)%       (12)%
 (2)     Federal funds sold and securities
           purchased under resale agreements                          869          1,517           483           (43)         80
 (3)     Securities available for sale                             35,801         31,997        31,148            12          15
 (4)     Mortgages held for sale                                   11,717         19,770        12,408           (41)         (6)
 (5)     Loans held for sale                                        5,630          5,322         4,585             6          23

 (6)     Loans                                                    108,108        107,994       105,141            --           3
 (7)     Allowance for loan losses                                  3,161          3,134         3,066             1           3
                                                               ----------      ---------     ---------
 (8)         Net loans                                            104,947        104,860       102,075            --           3
                                                               ----------      ---------     ---------
 (9)     Mortgage servicing rights                                  3,627          3,080         3,113            18          17
(10)     Premises and equipment, net                                3,130          3,130         3,320            --          (6)
(11)     Core deposit intangible                                    1,437          1,510         1,670            (5)        (14)
(12)     Goodwill                                                   7,747          7,664         7,970             1          (3)
(13)     Interest receivable and other assets                      15,161         10,894        11,104            39          37
                                                               ----------      ---------     ---------
(14)         Total assets                                        $201,430       $202,475      $190,853            (1)%         6%
                                                               ----------      ---------     ---------           ---         ---
                                                               ----------      ---------     ---------           ---         ---
         LIABILITIES
(15)     Noninterest-bearing deposits                            $ 42,322       $ 46,732      $ 43,027            (9)%        (2)%
(16)     Interest-bearing deposits                                 90,018         90,056        87,121            --           3
                                                               ----------      ---------     ---------
(17)         Total deposits                                       132,340        136,788       130,148            (3)          2
(18)     Short-term borrowings                                     17,270         15,897        15,626             9          11
(19)     Accrued expenses and other liabilities                     9,396          8,537         7,261            10          29
(20)     Long-term debt                                            20,363         19,709        16,747             3          22
(21)     Guaranteed preferred beneficial interests
           in Company's subordinated debentures                       785            785         1,299            --         (40)

         STOCKHOLDERS' EQUITY
(22)     Preferred stock                                              524            547           569            (4)         (8)
(23)     Unearned ESOP shares                                         (65)           (84)         (108)          (23)        (40)
                                                               ----------      ---------     ---------
(24)         Total preferred stock                                    459            463           461            (1)         --
(25)     Common stock - $1 2/3 par value,
           authorized 4,000,000,000  shares;
           issued 1,666,095,279 shares, 1,661,392,590 shares
           and 1,621,957,949 shares                                 2,777          2,769         2,703            --           3
(26)     Additional paid-in capital                                 8,733          8,673         7,893             1          11
(27)     Retained earnings                                          9,525          9,045         8,668             5          10
(28)     Cumulative other comprehensive income                        307            463           404           (34)        (24)
(29)     Note receivable from ESOP                                     (3)            (3)           (8)           --         (63)
(30)     Treasury stock - 13,478,913 shares,
           17,334,787 shares and 11,502,502 shares                   (522)          (651)         (349)          (20)         50
                                                               ----------      ---------     ---------
(31)         Total stockholders' equity                            21,276         20,759        19,772             2           8
                                                               ----------      ---------     ---------
(32)         Total liabilities and stockholders' equity          $201,430       $202,475      $190,853            (1)%         6%
                                                               ----------      ---------     ---------           ---         ---
                                                               ----------      ---------     ---------           ---         ---
        ------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY

-----------------------------------------------------------------------------------
                                                             Quarter ended March 31,
                                                             ----------------------
(in millions)                                                    1999          1998
-----------------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER                                $ 20,759      $ 19,778
Net income                                                        884           684
Other comprehensive income (loss), net of tax:
    Change in foreign currency translation adjustments              1            --
    Change in  investment securities valuation allowance         (157)          (60)
Common stock issued                                               242            80
Common stock issued for acquisitions                               63            19
Common stock repurchased                                         (221)         (491)
Preferred stock released to ESOP                                   18             9
Preferred stock dividends                                          (9)           (9)
Common stock dividends                                           (304)         (238)
                                                             --------      --------
BALANCE, END OF QUARTER                                      $ 21,276      $ 19,772
                                                             --------      --------
                                                             --------      --------

-----------------------------------------------------------------------------------

LOANS

--------------------------------------------------------------------------------------
                                                    MARCH 31, December 31,    March 31,
(in millions)                                           1999         1998         1998
--------------------------------------------------------------------------------------
Commercial                                          $ 35,232     $ 35,450     $ 32,416
Real estate 1-4 family first mortgage                 11,328       10,709       12,589
Other real estate mortgage                            16,903       16,668       16,329
Real estate construction                               3,942        3,790        3,423
Consumer:
 Real estate 1-4 family junior lien mortgage          10,786       10,691       10,073
 Credit card                                           5,394        5,795        6,232
 Other revolving credit and monthly payment           16,392       16,902       17,727
                                                    --------     --------     --------
    Total consumer                                    32,572       33,388       34,032
Lease financing                                        6,645        6,380        5,231
Foreign                                                1,486        1,609        1,121
                                                    --------     --------     --------
    Total loans (net of unearned discount)          $108,108     $107,994     $105,141
                                                    --------     --------     --------
                                                    --------     --------     --------
--------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

------------------------------------------------------------------------------------------
                                                                             Quarter ended
                                                       -----------------------------------
                                                        MAR. 31,     Dec. 31,      Mar. 31,
(in millions)                                              1999         1998          1998
------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER                           $ 3,134      $ 3,170       $ 3,062

Allowance related to business combinations, net              30           26             9

Provision for loan losses                                   270          624           305

Loan charge-offs:
   Commercial                                               (81)         (72)          (58)
   Real estate 1-4 family first mortgage                     (1)          (8)           (5)
   Other real estate mortgage                                (8)         (12)           (3)
   Real estate construction                                  --           (1)           (1)
   Consumer:
       Real estate 1-4 family junior lien mortgage           (9)         (13)           (6)
       Credit card                                         (110)        (126)         (141)
       Other revolving credit and monthly payment          (127)        (509)         (179)
                                                        -------      -------       -------
         Total consumer                                    (246)        (648)         (326)
   Lease financing                                          (11)         (13)          (12)
   Foreign                                                  (15)         (37)          (10)
                                                        -------      -------       -------
             Total loan charge-offs                        (362)        (791)         (415)
                                                        -------      -------       -------
Loan recoveries:
   Commercial                                                13           22            25
   Real estate 1-4 family first mortgage                      1            2             4
   Other real estate mortgage                                17           10            11
   Real estate construction                                  --            1             1
   Consumer:
       Real estate 1-4 family junior lien mortgage            3            2             2
       Credit card                                           13           12            15
       Other revolving credit and monthly payment            36           51            42
                                                        -------      -------       -------
           Total consumer                                    52           65            59
   Lease financing                                            3            2             3
   Foreign                                                    3            3             2
                                                        -------      -------       -------
             Total loan recoveries                           89          105           105
                                                        -------      -------       -------
                Total net loan charge-offs                 (273)        (686)         (310)
                                                        -------      -------       -------
BALANCE, END OF QUARTER                                 $ 3,161      $ 3,134       $ 3,066
                                                        -------      -------       -------
                                                        -------      -------       -------
Total net loan charge-offs as a percentage
    of average loans (annualized)                          1.03%        2.59%         1.19%
                                                        -------      -------       -------
                                                        -------      -------       -------
Allowance as a percentage of total loans                   2.92%        2.90%         2.92%
                                                        -------      -------       -------
                                                        -------      -------       -------
------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS

--------------------------------------------------------------------------------
                                             MARCH 31,  December 31,    March 31,
(in millions)                                    1999          1998         1998
--------------------------------------------------------------------------------
Nonaccrual loans                                 $703          $709         $712
Restructured loans                                  1             1            9
                                                 ----          ----         ----
Nonaccrual and restructured loans                 704           710          721
As a percentage of total loans                     .7%           .7%          .7%

Foreclosed assets                                 212           167          205
Real estate investments (1)                         1             1            4
                                                 ----          ----         ----
Total nonaccrual and restructured loans
    and other assets                             $917          $878         $930
                                                 ----          ----         ----
                                                 ----          ----         ----
--------------------------------------------------------------------------------

(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $130 million, $128 million and $162 million at March 31, 1999, December 31, 1998 and March 31, 1998, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

------------------------------------------------------------------------------------------------
                                                            Quarter ended March 31,
                                                           -----------------------             %
(in millions)                                                 1999            1998        Change
------------------------------------------------------------------------------------------------
Service charges on deposit accounts                         $  344          $  305            13%
Trust and investment fees and commissions:
   Asset management and custody fees                           184             161            14
   Mutual fund and annuity sales fees                           90              75            20
   All other                                                    26              23            13
                                                           -------         -------
      Total trust and investment fees
        and commissions                                        300             259            16
Credit card fee revenue                                        132             121             9
Other fees and commissions:
   ATM network fees                                             58              51            14
   Charges and fees on loans                                    76              71             7
   All other                                                   104              99             5
                                                           -------         -------
      Total other fees and commissions                         238             221             8
Mortgage banking:
   Origination and other closing fees                          113             109             4
   Servicing fees, net of amortization                         (45)             56            --
   Net gains on sales of mortgages                             200              54           270
   All other                                                    59              57             4
                                                           -------         -------
      Total mortgage banking                                   327             276            18
Insurance                                                       85              95           (11)
Net venture capital gains                                      112              59            90
Net gains (losses) on securities available for sale             (2)             19            --
Income from equity investments accounted
   for by the:
   Cost method                                                  33              50           (34)
   Equity method                                                21              15            40
Net gains on sales of loans                                     13              18           (28)
Net  losses from dispositions of operations                     (1)             (3)          (67)
All other                                                      125              98            28
                                                           -------         -------
       Total                                                $1,727          $1,533            13%
                                                           -------         -------           --
                                                           -------         -------           --
------------------------------------------------------------------------------------------------

NONINTEREST EXPENSE
------------------------------------------------------------------------------------------------
                                                            Quarter ended March 31,
                                                           -----------------------             %
(in millions)                                                 1999            1998        Change
------------------------------------------------------------------------------------------------
Salaries                                                    $  725          $  684             6%
Incentive compensation                                         134             135            (1)
Employee benefits                                              199             188             6
Equipment                                                      191             184             4
Net occupancy                                                  186             189            (2)
Goodwill                                                       104             104            --
Core deposit intangible:
   Nonqualifying (1)                                            46              56           (18)
   Qualifying                                                    6               7           (14)
Net losses on dispositions of premises
   and equipment                                                 2               7           (71)
Operating losses                                                29              39           (26)
Outside professional services                                   73              58            26
Contract services                                               90              73            23
Telecommunications                                              61              58             5
Outside data processing                                         76              49            55
Advertising and promotion                                       50              54            (7)
Postage                                                         57              54             6
Travel and entertainment                                        55              49            12
Stationery and supplies                                         39              41            (5)
Insurance                                                       36              38            (5)
Security                                                        21              22            (5)
All other                                                      162             207           (22)
                                                           -------         -------
       Total                                                $2,342          $2,296             2%
                                                           -------         -------            --
                                                           -------         -------            --
------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Quarter ended March 31,
                                                                -----------------------------------------------------------------
                                                                                         1999                                1998
                                                                -----------------------------       -----------------------------
                                                                                     INTEREST                            Interest
                                                                AVERAGE    YIELDS/     INCOME/     Average      Yields/    income/
(in millions)                                                   BALANCE     RATES     EXPENSE      balance       rates    expense
---------------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Federal funds sold and securities purchased
 (1)   under resale agreements                                 $  1,160      5.01%    $    14     $  1,197        5.59%   $    17
     Securities available for sale (3):
 (2)   Securities of U.S. Treasury and federal agencies           4,716      5.63          65        4,817        6.02         71
 (3)   Securities of U.S. states and political subdivisions       1,686      8.30          33        1,513        8.56         31
       Mortgage-backed securities:
 (4)     Federal agencies                                        19,655      6.72         326       17,477        7.21        308
 (5)     Private collateralized mortgage obligations              3,308      6.75          56        2,400        6.87         41
                                                               --------              --------     --------               --------
 (6)       Total mortgage-backed securities                      22,963      6.72         382       19,877        7.17        349
 (7)   Other securities                                           2,843      6.07          42        1,445        5.26         19
                                                               --------              --------     --------               --------
 (8)       Total securities available for sale                   32,208      6.58         522       27,652        6.93        470
 (9) Loans held for sale (3)                                      5,561      7.24          99        4,746        7.70         91
(10) Mortgages held for sale (3)                                 15,407      6.71         258        9,790        6.97        170
     Loans:
(11)   Commercial                                                34,875      8.53         735       31,769        9.22        723
(12)   Real estate 1-4 family first mortgage                     11,263      8.90         251       13,331        8.67        285
(13)   Other real estate mortgage                                16,731      9.03         373       16,359        9.24        373
(14)   Real estate construction                                   3,902      9.36          90        3,368        9.54         79
       Consumer:
(15)     Real estate 1-4 family junior lien mortgage             10,784      9.31         248        9,807       10.77        261
(16)     Credit card                                              5,549     13.64         189        6,428       14.95        240
(17)     Other revolving credit and monthly payment              16,683     11.76         489       18,137       11.95        540
                                                               --------              --------     --------               --------
(18)       Total consumer                                        33,016     11.27         926       34,372       12.28      1,041
(19)   Lease financing                                            6,574      7.88         129        5,110        8.41        107
(20)   Foreign                                                    1,473     21.05          77        1,089       20.50         56
                                                               --------                 -----     --------                  -----
(21)         Total loans (4)                                    107,834      9.65       2,581      105,398       10.19      2,664
(22) Other                                                        2,420      4.72          30        2,659        6.09         42
                                                               --------              --------     --------               --------
(23)     Total earning assets                                  $164,590      8.59       3,504     $151,442        9.20      3,454
                                                               --------              --------     --------               --------
                                                               --------              --------     --------               --------
     FUNDING SOURCES
     Deposits:
(24)   Interest-bearing checking                               $  2,250       .77           4     $  2,162        1.56          8
(25)   Market rate and other savings                             56,051      2.37         328       51,849        2.62        334
(26)   Savings certificates                                      27,062      4.90         327       28,062        5.30        367
(27)   Other time deposits                                        3,714      5.13          47        4,186        5.54         57
(28)   Deposits in foreign offices                                1,047      4.20          11          783        5.01         10
                                                               --------              --------     --------               --------
             Total interest-bearing deposits                     90,124      3.23         717       87,042        3.62        776
(29) Short-term borrowings                                       17,556      4.80         208       12,729        5.46        171
(30) Long-term debt                                              18,887      6.01         283       16,946        6.43        272
     Guaranteed preferred beneficial interests in Company's
(31)   subordinated debentures                                      785      7.53          15        1,299        7.80         25
                                                               --------              --------     --------               --------
(32)         Total interest-bearing liabilities                 127,352      3.88       1,223      118,016        4.27      1,244
(33) Portion of noninterest-bearing funding sources              37,238        --          --       33,426          --         --
                                                               --------              --------     --------               --------
(34)          Total funding sources                            $164,590      3.01       1,223     $151,442        3.33      1,244
                                                               --------              --------     --------               --------
     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(35)  A TAXABLE-EQUIVALENT BASIS (5)                                         5.58%   $  2,281                     5.87%  $  2,210
                                                                             ----    --------                     ----   --------
                                                                             ----    --------                     ----   --------

     NONINTEREST-EARNING ASSETS
(36) Cash and due from banks                                   $ 11,239                           $ 10,749
(37) Goodwill                                                     7,734                              8,022
(38) Other                                                       15,160                             13,054
                                                               --------                           --------
(39)         Total noninterest-earning assets                  $ 34,133                           $ 31,825
                                                               --------                           --------
                                                               --------                           --------
     NONINTEREST-BEARING FUNDING SOURCES
(40) Deposits                                                  $ 42,770                           $ 39,174
(41) Other liabilities                                            7,652                              6,337
(42) Preferred stockholders' equity                                 462                                462
(43) Common stockholders' equity                                 20,487                             19,278
     Noninterest-bearing funding sources used to
(44)  fund earning assets                                       (37,238)                           (33,426)
                                                               --------                           --------
(45)       Net noninterest-bearing funding sources             $ 34,133                           $ 31,825
                                                               --------                           --------
                                                               --------                           --------
(46) TOTAL ASSETS                                              $198,723                           $183,267
                                                               --------                           --------
                                                               --------                           --------
     -----------------------------------------------------------------------------------------------------

(1) The average prime rate of the Company was 7.75% and 8.50% for the quarters ended March 31, 1999 and 1998, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.00% and 5.66% for the same quarters, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3) Yields are based on amortized cost balances.
(4) Nonaccrual loans and related income are included in their respective loan categories.
(5) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for both quarters presented.